Page 2
The Internet Fund                                                 March 1, 1999

                          Supplement to the Prospectus
                               dated March 9, 1998

We are pleased to announce that The Internet Fund, Inc. (the "Fund") has a new custodian, transfer agent, administrator, and fund accountant. Effective March 1, 1999, the new custodian is Firstar Bank Milwaukee, N.A. Also effective March 1, 1999, the new administrator and fund accountant is Firstar Mutual Fund Services, LLC. Effective March 8, 1999 the new transfer agent will also be Firstar Mutual Fund Services, LLC.

The prospectus is amended as follows:

In all places in the prospectus where it is specifies a custodian insert Firstar Bank Milwaukee, N.A. In all places in the prospectus where it specifies an administrator, fund accountant or transfer agent insert Firstar Mutual Fund Services, LLC.

Page 7

The first paragraph under the caption "Transfer Agent" is replaced by the following:

   The Fund has entered into a transfer agent agreement with Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Firstar Mutual Fund Services, LLC also provides administrative and fund accounting services for the Fund. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Investment Act of 1940 (the "Act"), responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationary and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administrative Agreement.

Page 9 and 10

The first paragraph under the caption "Redemption and Repurchase of Shares" is replaced by the following:

   A shareholder may require the Fund to redeem his or her shares in whole or in part at any time during normal business hours. Redemption requests may be made in writing and directed to The Internet Fund, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 0701. Redemption requests sent by overnight or express mail should be directed to The Internet Fund, Inc., c/o Firstar Mutual Fund Services, LLC 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. DO NOT mail redemption requests by overnight courier to the post office box address.

   If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to Firstar Mutual Fund Services, LLC, and the effective date or redemption will be delayed until Firstar Mutual Fund Services, LLC receives the request. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored by the Fund.

   Redemption requests should specify the name of the Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number, and the additional requirements listed below that apply to the particular account.

   TYPE OF REGISTRATION                         REQUIREMENTS
   Individual, Joint Tenants,
   Sole Proprietor,                             Redemption request signed by the
   Custodial (Uniform Gift to Minors Act),      person(s) required to sign for
   General Partners                             the account, exactly as it is
                                                registered.

   Corporations,                    Associations   Redemption   request   and  a
                                    corporate   resolution,    signed   by   the
                                    person(s) required to sign for the account, accompanied by signature guarantee(s).

   Trusts Redemption requests signed by the Trustee(s) with a signature guarantee (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)

   Redemption requests from shareholders in an Individual Retirement Account must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. If a shareholder is not included in any of the above registration categories (e.g., executors, administrators, conservators or guardians), the shareholders should call the transfer agent, Firstar Mutual Fund Services, LLC, at 1-888-386-3999 for further instructions


   The redemption price is the net asset value next determined after receipt by Firstar Mutual Fund Services, LLC in its capacity as transfer agent of the written redemption request. The amount received will depend on the market value of the investments in the Fund's portfolio at the time of determination of net asset value and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the shareholder no later than the seventh day after the receipt of the redemption

Page 11

The third paragraph under the caption "General Information" is replaced by the following:

   The Fund's securities are held by Firstar Bank Milwaukee, N.A.




     Please retain this Supplement with your Prospectus for future reference.